Consolidated Statements of Operations - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017
Revenue	$ 270	$ 270	$ 538	$ 538
Research and development expenses	1,940	2,347	3,884	5,090
General and administrative expenses	1,105	624	1,988	1,413
Total operating expenses	2,775	2,701	5,334	5,965
Financial expenses (income), net	(90)	(9)	(143)	(111)
Loss before income taxes	2,685	2,692	5,191	5,854
Taxes on Income	0	0	0	0
Net loss	$ 2,685	$ 2,692	$ 5,191	$ 5,854
Basic and diluted net loss per share	$ 0.17	$ 0.22	$ 0.34	$ 0.48
Weighted-average number of shares outstanding used in computing basic and diluted net loss per share	15,711,736	12,175,147	15,243,785	12,171,668